SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Global High Income Fund
DWS High Income Fund
DWS High Income VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus.
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
Thomas R. Bouchard, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Lonnie Fox, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference
August 9, 2018
PROSTKR-1065